                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-03691

                      LORD ABBETT MID-CAP VALUE FUND, INC.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

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ITEM 1:     REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

2005
ANNUAL
  REPORT
LORD ABBETT
  MID-CAP VALUE FUND

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

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LORD ABBETT MID-CAP VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Mid-Cap Value Fund's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005?

A:   Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

     Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of 3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

     In 2005, the price multiple, or price-to-earnings ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned, as the cost of crude retreated in October and November.

     Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year, dominating the equity markets. Small caps also fared well, rising 6.7 percent. The largest companies saw their market

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value decline by 0.9 percent. For the most part, growth outperformed value, except in the struggling large-cap indexes, where investors stayed with quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

     In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into the industrial and material names.

Q:   HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED DECEMBER 31, 2005?

A:   The fund returned 8.2 percent, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell Midcap(R) Value Index,(2) which returned 12.7 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 1.95 PERCENT, 5 YEARS: 9.03 PERCENT, AND 10 YEARS: 14.61 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC. Please see section "Your Investment- Purchases" in the Prospectus for more information on redemptions that may be subject to a CDSC.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

2
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Q:   WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE OVER THE
FISCAL YEAR ENDED DECEMBER 31, 2005?

A:   The largest detractors to fund performance, relative to its benchmark, for the year were stock selection and an overweight position in the consumer discretionary sector. The consumer discretionary sector includes stocks within the consumer durables, apparel, media, hotel, and leisure industries. Interpublic Group Co., an advertising and marketing services company, declined following the announcement of lower-than-expected quarterly earnings. Operating margins declined as revenues did not meet analysts' expectations due to weak organic growth, including account losses from earlier in the year and net divestitures. Westwood One, Inc., a provider of radio and TV programming, also underperformed, driven by a slower than expected turnaround in radio advertising, which led the company to reduce its financial guidance for 2005.

     Stock selection in the materials and processing sector also hurt fund performance relative to its benchmark. Two packaging companies, Meadwestvaco Corp. and Pactiv Corp., disappointed primarily due to higher energy costs and increased commodity chemicals costs caused by the impact of the hurricanes on the petrochemical industry along the Gulf Coast. An overweight position and stock selection in the other energy sector were contributors to fund performance relative to its benchmark for the year. Halliburton Co. and GlobalSantaFe Corp., two oil field services companies, aided fund performance, as rising demand for their services and products drove revenues and earnings. EOG Resources, Inc., a natural gas holding, also reported good returns as a result of robust gas prices and successful development of a major property in Texas.

     Stock selection and an underweight position in the consumer staples sector also helped fund performance, relative to its benchmark. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, and household products. Dean Foods, a food and beverage company that processes milk and other dairy products, performed well. The company's dairy business returned to normal profits after an unusually difficult 2004.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

                                                                               3
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     A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS
INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P Super Composite 1500(R) Index,, combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indexes and is an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.

(2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the fund's prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

4
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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap(R) Value Index and the S&P MidCap 400/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The S&P MidCap 400/Citigroup Value Index was formerly named the S&P MidCap 400/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                    THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES)    RUSSELL MIDCAP(R)  S&P MIDCAP 400/CITIGROUP
                       AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)   VALUE INDEX(2)       VALUE INDEX(2)
12/31/1995          $                  10,000  $                      9,425  $          10,000  $                 10,000
12/31/1996          $                  12,123  $                     11,426  $          12,026  $                 11,940
12/31/1997          $                  15,947  $                     15,030  $          16,159  $                 16,038
12/31/1998          $                  15,875  $                     14,962  $          16,980  $                 16,787
12/31/1999          $                  16,548  $                     15,596  $          16,962  $                 17,178
12/31/2000          $                  25,368  $                     23,909  $          20,215  $                 21,962
12/31/2001          $                  27,397  $                     25,822  $          20,686  $                 23,530
12/31/2002          $                  24,726  $                     23,304  $          18,692  $                 21,154
12/31/2003          $                  30,893  $                     29,117  $          25,808  $                 29,653
12/31/2004          $                  38,338  $                     36,134  $          31,924  $                 35,266
12/31/2005          $                  41,466  $                     39,082  $          35,962  $                 39,315

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED DECEMBER 31, 2005

                         1 YEAR   5 YEARS    10 YEARS    LIFE OF CLASS
        Class A(3)       1.95%      9.03%     14.61%           --
        Class B(4)       3.50%      9.49%       --          14.15%
        Class C(5)       7.41%      9.63%       --          14.15%
        Class P(6)       8.07%     10.24%       --          12.46%
        Class Y(7)       8.53%     10.71%       --          15.36%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares were first offered on May 1, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.

(5) Class C shares were first offered on May 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(6) Class P shares were first offered on January 1, 1998. Performance is at net asset value.

(7) Class Y shares were first offered on May 3, 1999. Performance is at net asset value.

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EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

ACTUAL EXPENSES

     For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING      ENDING       EXPENSES
                                                            ACCOUNT       ACCOUNT     PAID DURING
                                                             VALUE         VALUE        PERIOD+
                                                          -----------   -----------   -----------
                                                                                       7/1/05 -
                                                            7/1/05       12/31/05      12/31/05
                                                          -----------   -----------   -----------
CLASS A
Actual                                                    $  1,000.00   $  1,059.80   $      5.35
Hypothetical (5% Return Before Expenses)                  $  1,000.00   $  1,020.01   $      5.24
CLASS B
Actual                                                    $  1,000.00   $  1,055.90   $      8.81
Hypothetical (5% Return Before Expenses)                  $  1,000.00   $  1,016.64   $      8.64
CLASS C
Actual                                                    $  1,000.00   $  1,055.60   $      8.81
Hypothetical (5% Return Before Expenses)                  $  1,000.00   $  1,016.64   $      8.64
CLASS P
Actual                                                    $  1,000.00   $  1,058.90   $      5.97
Hypothetical (5% Return Before Expenses)                  $  1,000.00   $  1,019.41   $      5.85
CLASS Y
Actual                                                    $  1,000.00   $  1,061.40   $      3.63
Hypothetical (5% Return Before Expenses)                  $  1,000.00   $  1,021.68   $      3.57

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.70% for Classes B and C, 1.15% for Class P and .70% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                                   %**
Auto & Transportation                     2.87%
Consumer Discretionary                   21.33%
Consumer Staples                          3.06%
Financial Services                       13.68%
Healthcare                                6.46%
Materials & Processing                   19.28%
Other Energy                              6.01%
Producer Durables                         4.99%
Short-Term Investment                     2.55%
Technology                                9.12%
Utilities                                10.65%
Total                                   100.00%

 * A sector may comprise several industries.

** Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS 98.48%
ADVERTISING AGENCY 3.37%
Interpublic Group of Cos., Inc. (The)*            20,662,800  $     199,396
R.H. Donnelley Corp.*(b)                           2,802,600        172,696
                                                              -------------
TOTAL                                                               372,092
                                                              -------------
AGRICULTURE, FISHING & RANCHING 2.01%
Monsanto Co.                                       2,858,800        221,643
                                                              -------------
AUTO PARTS: AFTER MARKET 2.07%
Genuine Parts Co.                                  5,212,000        228,911
                                                              -------------
AUTO PARTS: ORIGINAL EQUIPMENT 0.83%
Dana Corp.(b)                                     12,710,600         91,262
                                                              -------------
CHEMICALS 3.87%
Chemtura Corp.(b)                                 12,388,400        157,333
Eastman Chemical Co.(b)                            5,229,800        269,805
                                                              -------------
TOTAL                                                               427,138
                                                              -------------
COMMUNICATIONS TECHNOLOGY 6.10%
ADC Telecommunications, Inc.*(b)                   6,200,433        138,518
Avaya Inc.*                                       13,706,300        146,246
JDS Uniphase Corp.*                               44,962,132        106,111
McAfee, Inc.*                                      6,206,800        168,390
Tellabs, Inc.*                                    10,479,607        114,228
                                                              -------------
TOTAL                                                               673,493
                                                              -------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS 3.12%
Cadence Design Systems, Inc.*                     12,416,100        210,080
Sybase, Inc.*(b)                                   6,143,135        134,289
                                                              -------------
TOTAL                                                               344,369
                                                              -------------

CONSUMER PRODUCTS 3.29%
American Greetings Corp.(b)                        4,862,600  $     106,832
Snap-on Inc.(b)                                    4,938,000        185,471
Tupperware Brands Corp.(b)                         3,190,400         71,465
                                                              -------------
TOTAL                                                               363,768
                                                              -------------
CONTAINERS & PACKAGING: PAPER & PLASTIC 2.40%
Pactiv Corp.*(b)                                  12,074,900        265,648
                                                              -------------
DIVERSIFIED MANUFACTURING 2.04%
Ball Corp.(b)                                      5,663,100        224,938
                                                              -------------
DRUG & GROCERY STORE CHAINS 1.86%
Kroger Co. (The)*                                  5,186,700         97,925
Safeway Inc.                                       4,546,700        107,575
                                                              -------------
TOTAL                                                               205,500
                                                              -------------
DRUGS & PHARMACEUTICALS 3.91%
King Pharmaceuticals, Inc.*(b)                    13,736,550        232,423
Mylan Laboratories Inc.                           10,006,875        199,737
                                                              -------------
TOTAL                                                               432,160
                                                              -------------
ENERGY MISCELLANEOUS 2.19%
GlobalSantaFe Corp.(a)                             5,014,200        241,434
                                                              -------------
FERTILIZERS 3.03%
Mosaic Co. (The)*                                 13,072,800        191,255
Potash Corp. of Saskatchewan Inc.(a)               1,791,280        143,697
                                                              -------------
TOTAL                                                               334,952
                                                              -------------
FOODS 1.23%
ConAgra Foods, Inc.                                2,247,400         45,577
Dean Foods Co.*                                    2,181,300         82,148
TreeHouse Foods, Inc.*                               451,780          8,457
                                                              -------------
TOTAL                                                               136,182
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
HEALTHCARE MANAGEMENT SERVICES 1.21%
Aetna, Inc.                                        1,422,400  $     134,146
                                                              -------------
HOUSEHOLD FURNISHINGS 1.11%
Newell Rubbermaid Inc.                             5,173,200        123,019
                                                              -------------
IDENTIFICATION CONTROL & FILTER
DEVICES 1.51%
Hubbell, Inc.(b)                                   3,699,300        166,912
                                                              -------------
INSURANCE: LIFE 1.44%
Conseco, Inc.*                                     6,871,500        159,213
                                                              -------------
INSURANCE: MULTILINE 2.74%
Genworth Financial, Inc. Class A                   4,037,700        139,624
Safeco Corp.                                       2,892,956        163,452
                                                              -------------
TOTAL                                                               303,076
                                                              -------------
INSURANCE: PROPERTY-CASUALTY 7.73%
ACE Ltd.(a)                                        2,166,100        115,756
Everest Re Group, Ltd.(a)                          1,944,500        195,131
PartnerRe Ltd.(a)(b)                               3,136,100        205,948
PMI Group, Inc.                                    3,492,600        143,441
XL Capital Ltd. Class A(a)                         2,874,500        193,684
                                                              -------------
TOTAL                                                               853,960
                                                              -------------
MACHINERY: AGRICULTURAL 0.41%
CNH Global N.V.(a)                                 2,429,158         45,037
                                                              -------------
MACHINERY: ENGINES 1.54%
Cummins, Inc.                                      1,890,800        169,661
                                                              -------------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 1.94%
Halliburton Co.                                    3,460,900        214,437
                                                              -------------
MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.40%
Bausch & Lomb, Inc.                                2,279,600        154,785
                                                              -------------
METAL FABRICATING 2.08%
Timken Co. (The)(b)                                7,170,200  $     229,590
                                                              -------------
MILLING: FRUIT & GRAIN PROCESSING 0.97%
Archer Daniels Midland Co.                         4,343,875        107,120
                                                              -------------
MISCELLANEOUS EQUIPMENT 1.59%
W.W. Grainger, Inc.                                2,476,400        176,072
                                                              -------------
OIL: CRUDE PRODUCERS 1.94%
EOG Resources, Inc.                                2,927,500        214,791
                                                              -------------
PAPER 3.09%
Bowater, Inc.(b)                                   4,871,800        149,662
MeadWestvaco Corp.                                 6,852,100        192,064
                                                              -------------
TOTAL                                                               341,726
                                                              -------------
PUBLISHING: MISCELLANEOUS 2.18%
R.R. Donnelley & Sons Co.                          7,023,594        240,277
                                                              -------------
RADIO & TV BROADCASTERS 2.01%
Clear Channel Communications, Inc.                 2,763,800         86,922
Westwood One, Inc.(b)                              8,289,100        135,112
                                                              -------------
TOTAL                                                               222,034
                                                              -------------
REAL ESTATE INVESTMENT TRUSTS 1.91%
Healthcare Realty Trust Inc.                         477,206         15,877
Host Marriott Corp.                               10,272,200        194,658
                                                              -------------
TOTAL                                                               210,535
                                                              -------------
RESTAURANTS 2.12%
Brinker Int'l., Inc.(b)                            4,774,700        184,590
Yum! Brands, Inc.                                  1,068,500         50,091
                                                              -------------
TOTAL                                                               234,681
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
RETAIL 4.05%
Federated Department Stores, Inc.                  2,232,171  $     148,060
Foot Locker, Inc.(b)                               8,357,000        197,142
OfficeMax, Inc.(b)                                 4,019,500        101,934
                                                              -------------
TOTAL                                                               447,136
                                                              -------------
SERVICES: COMMERCIAL 2.42%
Sabre Holdings Corp. Class A(b)                   11,099,000        267,597
                                                              -------------
TEXTILES APPAREL MANUFACTURERS 1.00%
Tommy Hilfiger Corp.*(a)(b)                        6,820,700        110,768
                                                              -------------
UTILITIES: ELECTRICAL 6.98%
Ameren Corp.                                       4,134,000        211,826
CMS Energy Corp.*(b)                              12,247,300        177,709
NiSource, Inc.                                     8,017,700        167,249
Northeast Utilities System(b)                      8,025,300        158,018
Puget Energy, Inc.                                 2,726,700         55,679
                                                              -------------
TOTAL                                                               770,481
                                                              -------------
UTILITIES: GAS DISTRIBUTORS 0.44%
Southwest Gas Corp.                                1,825,700         48,198
                                                              -------------
UTILITIES: TELECOMMUNICATIONS 3.35%
CenturyTel, Inc.                                   3,524,100        116,859
PanAmSat Holding Corp.                             3,440,000         84,280
Qwest Communications Int'l Inc.*                  29,855,760        168,685
                                                              -------------
TOTAL                                                               369,824
                                                              -------------
TOTAL COMMON STOCKS
(cost $8,839,893,072)                                            10,878,566
                                                              =============

                                                   PRINCIPAL
                                                      AMOUNT          VALUE
INVESTMENTS                                            (000)          (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.58%

REPURCHASE AGREEMENT 2.58%
Repurchase Agreement dated 12/30/2005, 3.60%
due 1/3/2006 with State Street Bank & Trust
Co. collateralized by $205,085,000 of
Federal Home Loan Bank at 2.625% to 4.875%
due from 5/15/2007 to 6/13/2008 and
$2,425,000 of Federal Home Loan Mortgage
Corp. at 2.875% due 5/15/2007 and $83,840,000
of Federal National Mortgage Assoc. at 3.00%
to 6.00% due from 8/15/2007 to 8/15/2008;
value: $290,564,062; proceeds: $284,976,173
(cost $284,862,228)                               $  284,862  $     284,862
                                                              -------------
TOTAL INVESTMENTS IN SECURITIES 101.06%
(cost $9,124,755,300)                                            11,163,428
                                                              =============
LIABILITIES IN EXCESS OF OTHER ASSETS (1.06%)                      (117,245)
                                                              =============
NET ASSETS 100.00%                                            $  11,046,183
                                                              =============

 *  Non-income producing security.

(a) Foreign security traded in U.S. dollars.

(b) Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). See Note 9.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,563,132,527)               $    7,027,766,879
Investments in affiliated issuers, at value (cost $3,561,622,773)                      4,135,660,629
Receivables:
   Interest and dividends                                                                 13,958,469
   Capital shares sold                                                                    26,507,386
Prepaid expenses and other assets                                                            858,880
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          11,204,752,243
----------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
   Investment securities purchased                                                         9,585,396
   Capital shares reacquired                                                             135,365,882
   Management fee                                                                          5,126,003
   12b-1 distribution fees                                                                 5,497,861
   Fund administration                                                                       375,499
   Directors' fees                                                                           696,635
Accrued expenses and other liabilities                                                     1,921,831
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        158,569,107
====================================================================================================
NET ASSETS                                                                        $   11,046,183,136
====================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                   $    8,649,518,472
Undistributed net investment income                                                        4,577,330
Accumulated net realized gain on investments                                             353,415,126
Net unrealized appreciation on investments                                             2,038,672,208
----------------------------------------------------------------------------------------------------
Net Assets                                                                        $   11,046,183,136
====================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                    $    7,355,612,452
Class B Shares                                                                    $      914,957,090
Class C Shares                                                                    $    1,104,234,555
Class P Shares                                                                    $      815,751,364
Class Y Shares                                                                    $      855,627,675
OUTSTANDING SHARES BY CLASS:
Class A Shares (500 million shares of common stock authorized, $.001 par value)          328,240,866
Class B Shares (200 million shares of common stock authorized, $.001 par value)           42,259,762
Class C Shares (200 million shares of common stock authorized, $.001 par value)           51,158,981
Class P Shares (200 million shares of common stock authorized, $.001 par value)           37,149,643
Class Y Shares (70 million shares of common stock authorized, $.001 par value)            38,246,576
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                    $            22.41
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                   $            23.78
Class B Shares-Net asset value                                                    $            21.65
Class C Shares-Net asset value                                                    $            21.58
Class P Shares-Net asset value                                                    $            21.96
Class Y Shares-Net asset value                                                    $            22.37

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends from unaffiliated issuers                                               $      104,250,835
Dividends from affiliated issuers                                                         53,967,314
Interest and other                                                                        10,494,561
Foreign withholding tax                                                                     (262,587)
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                  168,450,123
----------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                            52,774,897
12b-1 distribution plan-Class A                                                           23,952,591
12b-1 distribution plan-Class B                                                            9,080,456
12b-1 distribution plan-Class C                                                           10,934,041
12b-1 distribution plan-Class P                                                            3,186,754
Shareholder servicing                                                                     15,524,804
Professional                                                                                 154,942
Reports to shareholders                                                                    1,161,614
Fund administration                                                                        4,141,746
Custody                                                                                      386,389
Directors' fees                                                                              520,609
Registration                                                                                 458,961
Other                                                                                        169,792
----------------------------------------------------------------------------------------------------
Gross expenses                                                                           122,447,596
   Expense reductions (See Note 7)                                                          (181,026)
----------------------------------------------------------------------------------------------------
NET EXPENSES                                                                             122,266,570
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     46,183,553
====================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments in unaffiliated issuers                          927,654,389
Net realized gain (loss) on investments in affiliated issuers                             86,080,315
Net change in unrealized appreciation (depreciation) on investments                     (222,012,395)
====================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                         791,722,309
====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $      837,905,862
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                        DECEMBER 31, 2005     DECEMBER 31, 2004
OPERATIONS:
Net investment income                                        $       46,183,553    $       25,842,916
Net realized gain (loss) on investments                           1,013,734,704           489,124,512
Net increase from payment by an affiliate on the disposal
  of investments in violation of an investment restriction                    -                13,092
Net change in unrealized appreciation (depreciation) on
  investments                                                      (222,012,395)        1,217,726,249
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                837,905,862         1,732,706,769
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                          (30,637,109)          (16,812,018)
   Class P                                                           (2,991,690)           (1,499,250)
   Class Y                                                           (6,383,332)           (3,192,645)
Net realized gain
   Class A                                                         (582,877,100)         (180,772,152)
   Class B                                                          (77,464,946)          (27,277,494)
   Class C                                                          (93,688,116)          (33,035,284)
   Class P                                                          (62,610,123)          (14,874,369)
   Class Y                                                          (64,482,795)          (16,125,030)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (921,135,211)         (293,588,242)
=====================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 2,887,981,083         2,673,224,086
Reinvestment of distributions                                       813,745,985           254,233,649
Cost of shares reacquired                                        (2,002,434,043)       (1,446,274,613)
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                                              1,699,293,025         1,481,183,122
=====================================================================================================
NET INCREASE IN NET ASSETS                                        1,616,063,676         2,920,301,649
=====================================================================================================
NET ASSETS:
Beginning of year                                                 9,430,119,460         6,509,817,811
-----------------------------------------------------------------------------------------------------
END OF YEAR                                                  $   11,046,183,136    $    9,430,119,460
=====================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                          $        4,577,330    $            8,600
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
                                                  2005             2004                2003             2002             2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR            $      22.63     $      18.83        $      15.39     $      17.41     $      17.03
                                              ============     ============        ============     ============     ============
Investment operations:
  Net investment income(a)                             .13              .10                 .11              .13              .11
  Net increase from payment by an affiliate
    on disposal of investments in violation
    of an investment restriction                         -                -(c)                -                -                -
  Net realized and unrealized gain (loss)             1.66             4.43                3.70            (1.80)            1.14
                                              ------------     ------------        ------------     ------------     ------------
    Total from investment operations                  1.79             4.53                3.81            (1.67)            1.25
                                              ------------     ------------        ------------     ------------     ------------
Distributions to shareholders from:
  Net investment income                               (.10)            (.06)               (.17)            (.07)            (.03)
  Net realized gain                                  (1.91)            (.67)               (.20)            (.28)            (.84)
                                              ------------     ------------        ------------     ------------     ------------
    Total distributions                              (2.01)            (.73)               (.37)            (.35)            (.87)
                                              ------------     ------------        ------------     ------------     ------------
NET ASSET VALUE, END OF YEAR                  $      22.41     $      22.63        $      18.83     $      15.39     $      17.41
                                              ============     ============        ============     ============     ============
Total Return(b)                                       8.16%           24.10%(d)           24.94%           (9.75)%           8.00%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions              1.07%            1.15%               1.19%            1.21%            1.22%
  Expenses, excluding expense reductions              1.07%            1.15%               1.19%            1.21%            1.22%
  Net investment income                                .56%             .47%                .64%             .78%             .67%

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)               $  7,355,612     $  6,300,413        $  4,226,138     $  2,252,308     $  1,252,040
  Portfolio turnover rate                            25.97%           20.35%              16.17%           23.10%           31.52%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
                                                  2005             2004                2003             2002             2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR            $      21.98     $      18.37        $      14.97     $      16.99     $      16.72
                                              ============     ============        ============     ============     ============
Investment operations:
  Net investment income (loss)(a)                     (.02)            (.03)                  -(c)           .02              .01
  Net increase from payment by an affiliate
    on disposal of investments in violation
    of an investment restriction                         -                -(c)                -                -                -
  Net realized and unrealized gain (loss)             1.60             4.31                3.61            (1.75)            1.12
                                              ------------     ------------        ------------     ------------     ------------
    Total from investment operations                  1.58             4.28                3.61            (1.73)            1.13
                                              ------------     ------------        ------------     ------------     ------------
Distributions to shareholders from:
  Net investment income                                  -                -                (.01)            (.01)            (.02)
  Net realized gain                                  (1.91)            (.67)               (.20)            (.28)            (.84)
                                              ------------     ------------        ------------     ------------     ------------
    Total distributions                              (1.91)            (.67)               (.21)            (.29)            (.86)
                                              ------------     ------------        ------------     ------------     ------------
NET ASSET VALUE, END OF YEAR                  $      21.65     $      21.98        $      18.37     $      14.97     $      16.99
                                              ============     ============        ============     ============     ============
Total Return(b)                                       7.44%           23.32%(d)           24.15%          (10.31)%           7.35%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions              1.72%            1.77%               1.82%            1.82%            1.84%
  Expenses, excluding expense reductions              1.73%            1.77%               1.82%            1.82%            1.84%
  Net investment income (loss)                        (.11)%           (.15)%               .01%             .17%             .05%

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)               $    914,957     $    923,118        $    771,959     $    527,072     $    289,421
  Portfolio turnover rate                            25.97%           20.35%              16.17%           23.10%           31.52%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
                                                  2005             2004                2003             2002             2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR            $      21.92     $      18.32        $      14.94     $      16.97     $      16.70
                                              ============     ============        ============     ============     ============

Investment operations:
  Net investment income (loss)(a)                     (.02)            (.03)                  -(c)           .03              .01
  Net increase from payment by an affiliate
    on disposal of investments in violation
    of an investment restriction                         -                -(c)                -                -                -
  Net realized and unrealized gain (loss)             1.59             4.30                3.60            (1.76)            1.12
                                              ------------     ------------        ------------     ------------     ------------
    Total from investment operations                  1.57             4.27                3.60            (1.73)            1.13
                                              ------------     ------------        ------------     ------------     ------------
Distributions to shareholders from:
  Net investment income                                  -                -                (.02)            (.02)            (.02)
  Net realized gain                                  (1.91)            (.67)               (.20)            (.28)            (.84)
                                              ------------     ------------        ------------     ------------     ------------
Total distributions                                  (1.91)            (.67)               (.22)            (.30)            (.86)
                                              ------------     ------------        ------------     ------------     ------------
NET ASSET VALUE, END OF YEAR                  $      21.58     $      21.92        $      18.32     $      14.94     $      16.97
                                              ============     ============        ============     ============     ============
Total Return(b)                                       7.41%           23.33%(d)           24.21%          (10.30)%           7.39%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions              1.72%            1.77%               1.82%            1.82%            1.82%
  Expenses, excluding expense reductions              1.73%            1.77%               1.82%            1.82%            1.82%
  Net investment income (loss)                        (.11)%           (.15)%               .01%             .17%             .06%

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)               $  1,104,235     $  1,115,185        $    975,894     $    601,416     $    274,520
  Portfolio turnover rate                            25.97%           20.35%              16.17%           23.10%           31.52%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
                                                  2005             2004                2003             2002             2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR            $      22.22     $      18.52        $      15.16     $      17.18     $      16.83
                                              ============     ============        ============     ============     ============
Investment operations:
  Net investment income(a)                             .10              .08                 .09              .11              .09
  Net increase from payment by an affiliate
    on disposal of investments in violation
    of an investment restriction                         -                -(c)                -                -                -
  Net realized and unrealized gain (loss)             1.63             4.36                3.65            (1.78)            1.14
                                              ------------     ------------        ------------     ------------     ------------
    Total from investment operations                  1.73             4.44                3.74            (1.67)            1.23
                                              ------------     ------------        ------------     ------------     ------------
Distributions to shareholders from:
  Net investment income                               (.08)            (.07)               (.18)            (.07)            (.04)
  Net realized gain                                  (1.91)            (.67)               (.20)            (.28)            (.84)
                                              ------------     ------------        ------------     ------------     ------------
    Total distributions                              (1.99)            (.74)               (.38)            (.35)            (.88)
                                              ------------     ------------        ------------     ------------     ------------
NET ASSET VALUE, END OF YEAR                  $      21.96     $      22.22        $      18.52     $      15.16     $      17.18
                                              ============     ============        ============     ============     ============
Total Return(b)                                       8.07%           23.99%(d)           24.87%           (9.86)%           7.95%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions              1.17%            1.22%               1.27%            1.27%            1.29%
  Expenses, excluding expense reductions              1.18%            1.22%               1.27%            1.27%            1.29%
  Net investment income                                .46%             .40%                .56%             .72%             .58%

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)               $    815,751     $    521,603        $    178,439     $     51,014     $     13,789
  Portfolio turnover rate                            25.97%           20.35%              16.17%           23.10%           31.52%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
                                                  2005             2004                2003             2002             2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR            $      22.59     $      18.78        $      15.38     $      17.38     $      16.97
                                              ============     ============        ============     ============     ============
Investment operations:
  Net investment income(a)                             .20              .17                 .17              .17              .16
  Net increase from payment by an affiliate
    on disposal of investments in violation
    of an investment restriction                         -                -(c)                -                -                -
  Net realized and unrealized gain (loss)             1.67             4.44                3.69            (1.79)            1.14
                                              ------------     ------------        ------------     ------------     ------------
    Total from investment operations                  1.87             4.61                3.86            (1.62)            1.30
                                              ------------     ------------        ------------     ------------     ------------
Distributions to shareholders from:
  Net investment income                               (.18)            (.13)               (.26)            (.10)            (.05)
  Net realized gain                                  (1.91)            (.67)               (.20)            (.28)            (.84)
                                              ------------     ------------        ------------     ------------     ------------
    Total distributions                              (2.09)            (.80)               (.46)            (.38)            (.89)
                                              ------------     ------------        ------------     ------------     ------------
NET ASSET VALUE, END OF YEAR                  $      22.37     $      22.59        $      18.78     $      15.38     $      17.38
                                              ============     ============        ============     ============     ============
Total Return(b)                                       8.53%           24.59%(d)           25.39%           (9.43)%           8.33%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions               .72%             .77%                .82%             .82%             .84%
  Expenses, excluding expense reductions               .73%             .77%                .82%             .82%             .84%
  Net investment income                                .90%             .85%               1.01%            1.17%             .97%

                                                                                YEAR ENDED 12/31
                                              -----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)               $    855,628     $    569,800        $    357,388     $     78,392     $      4,162
  Portfolio turnover rate                            25.97%           20.35%              16.17%           23.10%           31.52%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on March 14, 1983.

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

Effective at the close of business on July 29, 2005, shares of Mid-Cap Value Fund (the "Fund") are no longer available for purchase by most new investors. Certain new retirement and benefit plans may continue to purchase shares if they selected the Fund as a plan option prior to October 1, 2005. The Fund continues to be available for purchase by existing investors. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C, and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million              .75%
Next $300 million               .65%
Over $500 million               .50%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                          CLASS A         CLASS B   CLASS C   CLASS P
------------------------------------------------------------------------
Service                      .25%(1)             .25%      .25%      .20%
Distribution                 .10%(2)(3)(4)        75%      .75%      .25%

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value attributable to Class A.

(2) Until October 1, 2004, the Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. The unamortized balance of prepaid distribution fees for the Fund, as of December 31, 2005, was $500,521. This amount will continue to be amortized by the Fund, generally over a two-year period.

(3) The amount of CDSC collected by the Fund for the year ended December 31, 2005 was $53,947.

(4) Effective October 1, 2005, the Class A Distribution Fee for the Fund was reduced from an annual rate of .10% of average daily net assets to an annual rate of .05% of average daily net assets.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended December 31, 2005:

DISTRIBUTOR      DEALERS'
COMMISSIONS    CONCESSIONS
---------------------------
$   735,343   $  4,149,580

Distributor received CDSCs of $18,056 and $18,394 for Class A and Class C shares, respectively, for the year ended December 31, 2005.

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The following distributions were declared on January 26, 2006 and paid on January 31, 2006 to the shareholders of record on January 30, 2006:

NET INVESTMENT      SHORT-TERM       LONG-TERM
        INCOME   CAPITAL GAINS   CAPITAL GAINS
----------------------------------------------
$   5,254,000    $  38,456,000   $ 315,952,000

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                        12/31/2005       12/31/2004
---------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $  104,761,406   $   21,503,913
Net long-term capital gains              816,373,805      272,084,329
---------------------------------------------------------------------
     Total distributions paid         $  921,135,211   $  293,588,242
=====================================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net           $      43,709,009
Undistributed long-term capital gains               315,921,189
---------------------------------------------------------------
     Total undistributed earnings             $     359,630,198
Temporary differences                                  (696,635)
Unrealized gains - net                            2,037,731,101
---------------------------------------------------------------
     Total accumulated earnings - net         $   2,396,664,664
===============================================================

As of December 31, 2005, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                      $   9,125,696,407
---------------------------------------------------------------
Gross unrealized gain                             2,357,747,559
Gross unrealized loss                              (320,016,458)
---------------------------------------------------------------
  Net unrealized security gain                $   2,037,731,101
===============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

 UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED
        INCOME           GAIN
-----------------------------
$   (1,602,692)  $  1,602,692

The permanent difference is attributable to the tax treatment of certain securities.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

PURCHASES          SALES
-----------------------------------
$  3,574,978,067   $  2,591,335,570

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

6.   DIRECTORS' REMUNERATION

The Fund's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Effective December 9, 2005, the amount available to the funds under the Facility was increased from $200,000,000 to $250,000,000. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of December 31, 2005, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended December 31, 2005.

9.   TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which the Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the year ended December 31, 2005:

                                                                                                          REALIZED        DIVIDEND
                                BALANCE OF                              BALANCE OF            VALUE    GAIN (LOSS)          INCOME
                               SHARES HELD       GROSS       GROSS     SHARES HELD               AT       1/1/2005        1/1/2005
AFFILIATES ISSUER            AT 12/31/2004   ADDITIONS       SALES   AT 12/31/2005       12/31/2005  TO 12/31/2005   TO 12/31/2005
----------------------------------------------------------------------------------------------------------------------------------
ADC Telecommunications,
  Inc.                                   -   6,200,433           -       6,200,433  $   138,517,673  $           -   $           -
American Greetings Corp.         3,826,900   1,035,700           -       4,862,600      106,831,322              -       1,298,910
Ball Corp.                       4,194,700   1,468,400           -       5,663,100      224,938,332              -       1,951,280
Bowater, Inc.                            -   4,871,800           -       4,871,800      149,661,696              -       2,780,360
Brinker Int'l., Inc.             1,858,500   2,916,200           -       4,774,700      184,589,902              -         449,660
Chemtura Corp.(b)                7,759,500   4,628,900           -      12,388,400      157,332,680              -       1,812,465
CMS Energy Corp.                 9,546,700   2,700,600           -      12,247,300      177,708,323              -               -
Dana Corp.                      10,124,700   2,585,900           -      12,710,600       91,262,108              -       4,308,294
Eastman Chemical Co.             4,472,500   1,130,500    (373,200)      5,229,800      269,805,382      6,180,408       8,642,964
Foot Locker, Inc.                6,947,000   1,410,000           -       8,357,000      197,141,630              -       2,178,000
Hubbell, Inc.                    3,238,300     461,000           -       3,699,300      166,912,416              -       4,551,393
King Pharmaceuticals,
  Inc.                          10,917,950   7,045,000  (4,226,400)     13,736,550      232,422,426      1,263,176               -
Northeast
  Utilities System               5,332,900   2,692,400           -       8,025,300      158,018,157              -       4,617,058
OfficeMax, Inc.                  4,526,600     993,000  (1,500,100)      4,019,500      101,934,520     (3,778,334)      2,119,890
Pactiv Corp.                     7,983,600   4,091,300           -      12,074,900      265,647,800              -               -
PartnerRe Ltd.                   2,485,400     650,700           -       3,136,100      205,947,687              -       4,157,200
Payless ShoeSource, Inc.(a)      4,490,500      11,800  (4,502,300)              -                -     (2,495,234)              -
Pride Int'l., Inc.(a)            8,130,500      41,100  (8,171,600)              -                -     82,717,240               -
R.H. Donnelley Corp.             1,782,200   1,020,400           -       2,802,600      172,696,212              -               -
Sabre Holdings Corp.
  Class A                                -  11,099,000           -      11,099,000      267,596,890              -       2,028,996
Snap-on Inc.                     4,315,500     774,500    (152,000)      4,938,000      185,471,280      1,905,090       4,776,200
Sybase, Inc.                     5,949,935     193,200           -       6,143,135      134,288,931              -               -
Timken Co. (The)                 5,888,200   1,282,000           -       7,170,200      229,589,804              -       3,949,770
Tommy Hilfiger Corp.             6,637,900     280,300     (97,500)      6,820,700      110,768,168        287,969               -
Tupperware Brands Corp.          2,203,600     986,800           -       3,190,400       71,464,960              -       2,347,774
Westwood One, Inc.               1,362,600   6,926,500           -       8,289,100      135,112,330              -       1,997,100
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                               $ 4,135,660,629  $  86,080,315   $  53,967,314
----------------------------------------------------------------------------------------------------------------------------------

(a) No longer affiliated issuer as of December 31, 2005.

(b) Name change from Crompton Corp. effective July 5, 2005.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

10.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

11.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

12.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                      YEAR ENDED                          YEAR ENDED
                                               DECEMBER 31, 2005                   DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------
                                      SHARES              AMOUNT          SHARES              AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A SHARES
----------------------------------------------------------------------------------------------------
Shares sold                       87,411,679    $  1,958,126,264      97,949,159    $  1,995,415,325
Reinvestment of distributions     25,639,002         569,226,281       8,065,505         180,665,020
Shares reacquired                (63,209,008)     (1,428,625,924)    (52,075,830)     (1,058,401,001)
----------------------------------------------------------------------------------------------------
Increase                          49,841,673    $  1,098,726,621      53,938,834    $  1,117,679,344
----------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------
Shares sold                        2,443,925    $     52,838,538       3,225,371    $     63,922,040
Reinvestment of distributions      2,920,229          62,636,169         998,186          21,710,431
Shares reacquired                 (5,105,750)       (111,483,541)     (4,254,016)        (83,682,684)
----------------------------------------------------------------------------------------------------
Increase (decrease)                  258,404    $      3,991,166         (30,459)   $      1,949,787
----------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------
Shares sold                        4,688,534    $    100,994,508       5,057,176    $    100,384,994
Reinvestment of distributions      2,930,491          62,661,762         995,818          21,599,294
Shares reacquired                 (7,342,245)       (159,402,461)     (8,450,137)       (165,735,233)
----------------------------------------------------------------------------------------------------
Increase (decrease)                  276,780    $      4,253,809      (2,397,143)   $    (43,750,945)
----------------------------------------------------------------------------------------------------

CLASS P SHARES
----------------------------------------------------------------------------------------------------
Shares sold                       19,489,996    $    428,247,653      15,894,192    $    319,382,062
Reinvestment of distributions      2,299,597          50,142,532         508,670          11,185,659
Shares reacquired                 (8,110,216)       (181,352,874)     (2,568,916)        (51,791,845)
----------------------------------------------------------------------------------------------------
Increase                          13,679,377    $    297,037,311      13,833,946    $    278,775,876
----------------------------------------------------------------------------------------------------

CLASS Y SHARES
----------------------------------------------------------------------------------------------------
Shares sold                       15,296,068    $    347,774,120       9,465,407    $    194,119,665
Reinvestment of distributions      3,111,954          69,079,241         853,389          19,073,245
Shares reacquired                 (5,384,089)       (121,569,243)     (4,123,896)        (86,663,850)
----------------------------------------------------------------------------------------------------
Increase                          13,023,933    $    295,284,118       6,194,900    $    126,529,060
----------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT MID-CAP VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 27, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE             PRINCIPAL OCCUPATION                             OTHER
YEAR OF BIRTH                   WITH FUND                DURING PAST FIVE YEARS                        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW              Director since       Managing Partner and Chief Executive      N/A
Lord, Abbett & Co. LLC     1995; Chairman       Officer of Lord Abbett since 1996.
90 Hudson Street           since 1996
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE             PRINCIPAL OCCUPATION                             OTHER
YEAR OF BIRTH                   WITH FUND                DURING PAST FIVE YEARS                        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW          Director since 1994  Managing General Partner, Bigelow Media,  Currently serves as director of Adelphia
Lord, Abbett & Co. LLC                          LLC (since 2000); Senior Adviser, Time    Communications, Inc., Crane Co., and
c/o Legal Dept.                                 Warner Inc. (1998 - 2000); Acting Chief   Huttig Building Products Inc.
90 Hudson Street                                Executive Officer of Courtroom
Jersey City, NJ 07302                           Television Network (1997 - 1998);
(1941)                                          President and Chief Executive Officer of
                                                Time Warner Cable Programming, Inc.
                                                (1991 - 1997).

WILLIAM H.T. BUSH          Director since 1998  Co-founder and Chairman of the Board of   Currently serves as director of
Lord, Abbett & Co. LLC                          the financial advisory firm of            WellPoint, Inc. (since 2002), and
c/o Legal Dept.                                 Bush-O'Donnell & Company (since 1986).    Engineered Support Systems, Inc. (since
90 Hudson Street                                                                          2000).
Jersey City, NJ 07302
(1938)

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE             PRINCIPAL OCCUPATION                             OTHER
YEAR OF BIRTH                   WITH FUND                DURING PAST FIVE YEARS                        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.     Director since 1998  Managing Director of Monitor Clipper      Currently serves as director of
Lord, Abbett & Co. LLC                          Partners (since 1997) and President of    Avondale, Inc. and Interstate Bakeries
c/o Legal Dept.                                 Clipper Asset Management Corp. (since     Corp.
90 Hudson Street                                1991), both private equity investment
Jersey City, NJ 07302                           funds.
(1942)

JULIE A. HILL              Director since 2004  Owner and CEO of the Hillsdale            Currently serves as director of
Lord, Abbett & Co. LLC                          Companies, a business consulting firm     WellPoint, Inc.; Resources Connection
c/o Legal Dept.                                 (since 1998); Founder, President and      Inc.; and Holcim (US) Inc. (a subsidiary
90 Hudson Street                                Owner of the Hiram-Hill and Hillsdale     of Holcim Ltd.).
Jersey City, NJ 07302                           Development Companies (1998 - 2000).
(1946)

FRANKLIN W. HOBBS         Director since 2000   Former Chief Executive Officer of         Currently serves as director of Adolph
Lord, Abbett & Co. LLC                          Houlihan Lokey Howard & Zukin, an         Coors Company.
c/o Legal Dept.                                 investment bank (January 2002 - April
90 Hudson Street                                2003); Chairman of Warburg Dillon Read
Jersey City, NJ 07302                           (1999 - 2001); Global Head of Corporate
(1947)                                          Finance of SBC Warburg Dillon Read (1997
                                                - 1999); Chief Executive Officer of
                                                Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD          Director since 1988  Retired - General Business and            Currently serves as director of H.J.
Lord, Abbett & Co. LLC                          Governance Consulting (since 1992);       Baker (since 2003).
c/o Legal Dept.                                 formerly President and CEO of Nestle
90 Hudson Street                                Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF             Director since 1983  Chairman of Spencer Stuart (U.S.), an     Currently serves as director of Ace,
Lord, Abbett & Co. LLC                          executive search consulting firm (since   Ltd. (since 1997) and Hewitt Associates,
c/o Legal Dept.                                 1996); President of Spencer Stuart (1979  Inc.
90 Hudson Street                                - 1996).
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME, ADDRESS AND           CURRENT POSITION        LENGTH OF SERVICE        PRINCIPAL OCCUPATION
YEAR OF BIRTH                   WITH FUND          OF CURRENT POSITION      DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW              Chief Executive         Elected in 1995          Managing Partner and Chief Executive
(1945)                     Officer and                                      Officer of Lord Abbett (since 1996).
                           President

EDWARD K. VON DER LINDE    Executive Vice          Elected in 1995          Partner and Investment Manager, joined
(1960)                     President                                        Lord Abbett in 1988.

EILEEN K. BANKO            Vice President          Elected in 1999          Equity Analyst, joined Lord Abbett in
(1967)                                                                      1990.

JAMES BERNAICHE            Chief Compliance        Elected in 2004          Chief Compliance Officer, joined Lord
(1956)                     Officer                                          Abbett in 2001; formerly Vice President
                                                                            and Chief Compliance Officer with Credit
                                                                            Suisse Asset Management.

JOAN A. BINSTOCK           Chief Financial         Elected in 1999          Partner and Chief Operations Officer,
(1954)                     Officer and Vice                                 joined Lord Abbett in 1999.
                           President

DAVID G. BUILDER           Vice President          Elected in 1998          Equity Analyst, joined Lord Abbett in
(1954)                                                                      1998.

JOHN K. FORST              Vice President and      Elected in 2005          Deputy General Counsel, joined Lord
(1960)                     Assistant Secretary                              Abbett in 2004; prior thereto Managing
                                                                            Director and Associate General Counsel
                                                                            at New York Life Investment Management
                                                                            LLC (2002 - 2003); formerly Attorney at
                                                                            Dechert LLP (2000 - 2002).

HOWARD E. HANSEN           Vice President          Elected in 1998          Partner and Investment Manager, joined
(1961)                                                                      Lord Abbett in 1995.

LAWRENCE H. KAPLAN         Vice President and      Elected in 1997          Partner and General Counsel, joined Lord
(1957)                     Secretary                                        Abbett in 1997.

ROBERT G. MORRIS           Vice President          Elected in 1995          Partner and Chief Investment Officer,
(1944)                                                                      joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III    Vice President          Elected in 1996          Partner and Manager of Equity Trading,
(1959)                                                                      joined Lord Abbett in 1983.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME, ADDRESS AND           CURRENT POSITION        LENGTH OF SERVICE        PRINCIPAL OCCUPATION
YEAR OF BIRTH                   WITH FUND          OF CURRENT POSITION      DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
CHRISTINA T. SIMMONS       Vice President and      Elected in 2000          Assistant General Counsel, joined Lord
(1957)                     Assistant Secretary                              Abbett in 1999.

BERNARD J. GRZELAK         Treasurer               Elected in 2003          Director of Fund Administration, joined
(1971)                                                                      Lord Abbett in 2003; formerly Vice
                                                                            President, Lazard Asset Management LLC
                                                                            (2000 - 2003); prior thereto Manager of
                                                                            Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the performance of the Class A shares of the Fund was in the fourth quintile of its performance universe for the nine-month period, in the third quintile for the one-year period, in the fifth quintile for the three-year period, in the second quintile for the five-year period, and in the first quintile for the ten-year period. The Board also observed that the Fund's performance was below that of the Lipper Mid-Cap Value Index for the nine-month and three-year periods, but above that of the Index for the one-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately thirteen basis points below the median of the peer group. The Board observed that the total expense ratio of Class A was approximately eleven basis points below the median of the peer group, the total expense ratios of Classes B and C were approximately twenty basis points below the median of the peer group, the total expense ratio of Class P was approximately fifteen basis points below the median of the peer group, and the total expense ratio of Class Y was approximately six basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from the Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Funds, but that that business also benefits the Funds.

The Board also noted that Lord Abbett, as disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

All of the ordinary income distribution paid by the Fund during fiscal 2005 is qualified dividend income. For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid by to shareholders during the fiscal year ended December 31, 2005, $816,373,805 represents long-term capital gains.

Also, for foreign shareholders, of the distributions paid during the fiscal year ended December 31, 2005, $30,524,171 represents short-term capital gain dividends.

[LORD ABBETT(R) LOGO]

  This report when not used for the general
information of shareholders of the fund, is to
be distributed only if preceded or accompanied
        by a current fund prospectus.                        LORD ABBETT MID-CAP VALUE FUND, INC.

Lord Abbett mutual fund shares are distributed by                                                               LAMCVF-2-1205
       LORD ABBETT DISTRIBUTOR LLC                                                                                     (2/06)

ITEM 2:     CODE OF ETHICS.

      (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended December 31, 2005 (the "Period").

      (b)   Not applicable.

      (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

      (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

      (e)   Not applicable.

      (f) See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:     AUDIT COMMITTEE FINANCIAL EXPERT.

            The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2005 and 2004 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                    FISCAL YEAR ENDED:
                                                    2005         2004
            Audit Fees {a}                       $   38,000   $   36,000
            Audit-Related Fees {b}                    1,407        1,338
                                                 ----------   ----------

            Total audit and audit-related fees       39,407       37,338
                                                 ----------   ----------

            Tax Fees {c}                              8,121        8,030
            All Other Fees {d}                        - 0 -        - 0 -
                                                 ----------   ----------

                Total Fees                       $   47,528   $   45,368
                                                 ----------   ----------

----------

            {a} Consists of fees for audits of the Registrant's annual financial statements.

            {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

            {c} Fees for the fiscal years ended December 31, 2005 and 2004 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

            {d} Not Applicable.

       (e)(1)Pursuant to Rule 2-01(c)(7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                  - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                  - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

            The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

       (e)(2)The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

       (f)  Not applicable.

       (g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4
            (a), (b), (c) and (d) as "All Other Fees".

            The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended December 31, 2005 and 2004 were:

                                                    FISCAL YEAR ENDED:
                                                    2005         2004
            All Other Fees {a}                   $  105,500   $  120,650

----------

            {a} Consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

            The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended December 31, 2005 and 2004 were:

                                                    FISCAL YEAR ENDED:
                                                    2005         2004
            All Other Fees                       $       -0-  $       -0-

       (h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01
            (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6:     SCHEDULE OF INVESTMENTS.

            Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8:     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10:    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            Not applicable.

ITEM 11:    CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

      (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12:    EXHIBITS.

      (a)(1) Amendments to Code of Ethics - Not applicable.

      (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

      (a)(3) Not applicable.

      (b) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      LORD ABBETT MID-CAP VALUE FUND, INC.


                                      /s/ Robert S. Dow
                                      ------------------------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/  Joan A. Binstock
                                      ------------------------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: February 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      LORD ABBETT MID-CAP VALUE FUND, INC.


                                      /s/ Robert S. Dow
                                      ------------------------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/  Joan A. Binstock
                                      ------------------------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: February 23, 2006